Bob Long, Chief Executive Officer 37 th Annual Howard Weil Energy Conference March 23, 2009 New Orleans Exhibit 99.1

Forward Looking Statement
The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, synergies, market outlook, revenue backlog for the company and other drillers, contract opportunities and commitments, operational performance, rig demand, rig capacity, dayrates, rig reactivations, rig upgrades, newbuild and acquisition opportunities, uses of excess cash, fleet marketing efforts, rig mobilizations and planned shipyard programs.  Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S.
operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the company's most recent
Form 10-K for the year ended December 31, 2008 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at
www.sec.gov.
Should one or more of these risks or
uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.  All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s web site at
www.deepwater.com.

Unique Contract Driller
World’s largest offshore drilling company
Diversified revenue sources
Substantial contract revenue backlog
Positioned to Outperform
World’s largest deepwater fleet
Positive outlook for deepwater market
Key Investment Highlights

142 rigs
(1)
– presence in every major offshore market
21,600 people
Unmatched operating experience
Outstanding technical resources
Unique resources in well planning and completions
Leading Offshore Drilling Contractor

Largest Worldwide Rig Fleet
(1)
39
28
65
10
10
3
42
5
43
7
11
20
14
8
6
27
4
10
1
8
14
0
20
40
60
80
100
120
140
RIG NE ESV DO PDE SDRL
High-Spec Floaters Midwater Floaters
Jackups Newbuilds
142
60 (2)
51
45
45
33

Diversified Revenue Sources
36%
23%
28%
5%
2%
6%
High Spec Midwater
Jackups ADTI & CMI
Contract Intangible Other
42%
31%
27%
Integrated NOC Independent
By Asset Class By Customer
Full Year 2008 - $12.7 billion

7 9.7 8.9 6.8 4.7 8.6 0.0 2.0 4.0 6.0 8.0 10.0 (US$ Billions) 2009 Remaining 2010 2011 2012 2013-20 Strong Backlog Creates Visibility Total Contract Revenue Backlog - $38.7 billion (3)

8 Contract Backlog Supported by Investment Grade Clients (4) 61% 33% 6% A Rated Other Investment Grade Non-Investment Grade and Unrated Total Contract Revenue Backlog = $38.7 Billion (3)

Substantial Financial Flexibility
From Free Cash Flow Backlog
(5)
0.4
2.7
4.2
4.2
2.5
3.9
2.3
2.8
0.9
2.1
1.5
1.9
2.0
0
1
2
3
4
5
(US$ Billions)
2009
Remaining
2010 2011 2012 2013 2014-2019 2020-2038
Scheduled Debt Maturities
Free Cash Flow Backlog
Total Free Cash Backlog Exceeds Total Debt By $3.8 billion

RIG’s Ultra-Deepwater Rig Days to Increase 56% by 2011
(6)
6,570 6,570
1,080
6,570
2,850
6,570
3,650
0
2,000
4,000
6,000
8,000
10,000
12,000
2008 2009 2010 2011
Existing Availability Newbuild Availability
7,650
9,420
10,220
6,570

Positive Long Term Deepwater Outlook
Near Term
Limited availability of deepwater capacity until 2011
Strong recent fixtures
Vantage/Petrobras eight-year contract
Dryships/Petrobras three-year contract
Uncertainty in the markets is preventing near term commitments by operators
Decreased urgency to sign forward start contracts
Long Term
Expect stronger deepwater rig demand than previously anticipated
Industry fundamentals will remain strong

12 RIG Has Limited Deepwater Availability (7) RIG Deepwater Floater Fleet - 46 Rigs (8) Water Depth > 4,500 ft 2009 98% 2% 2010 89% 11% Committed Uncommitted 12 2011 68% 32%

Global Deepwater Availability Remains Limited
(9)
0
20
40
60
80
100
120
140
160
180
200
Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12
Contracted Rigs Uncontracted Existing Rigs Uncontracted Newbuilds

Most Deepwater Newbuilds are Contracted
(10)
86
26 Uncontracted Deepwater Newbuilds
0
2
4
6
8
10
12
Q1- 09 Q2- 09 Q3- 09 Q4- 09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12
0
15
30
45
60
75
90
105
Contracted Floaters Uncontracted Floaters Floater Running Total

Positive Long Term Midwater Outlook
Near Term
Limited availability of midwater capacity in 2009
Declining demand
Expect stability in Norway, West Africa and Brazil
Expect weakness in all other markets
Increasing sublet activity
Slowing tendering pace
Long Term
Expect strong midwater demand in medium to long term
Norway, Brazil, West Africa
Industry fundamentals will remain strong

16 Midwater Utilization Has Recently Declined (9) 75 80 85 90 95 100 2003 2004 2005 2006 2007 2008 2009

17 Midwater Tendering Pace Is Slowing (9) 0 1 2 3 4 2003 2004 2005 2006 2007 2008 2009 0 10 20 30 40 50 60 Avg Term No of Fixtures

18 82 14 12 84 17 10 0 20 40 60 80 100 > 12 months 6-12 months 0-6 months Jan-08 Jan-09 18 Less than 4,500 ft WD Available Midwater Rigs (9)(11)

19
RIG Has Limited Midwater Availability 1H2009
(1)
Mar-09
Jul-09
Jul-09
Aug-09
Aug-09
Sep-09
Sep-09
Mar-09 May-09 Jul-09 Sep-09 Nov-09
GSF Arctic II
Sedco 712
C. Kirk Rhein Jr.
Sedco 703
Actinia
Sedco 700
GSF Aleutian Key
GSF Arctic III
Transocean John Shaw

Rig to be sold
Warm stacked

Jackup Outlook
Near Term
Decreasing demand and increasing supply
Rapid market deterioration
Limited opportunities
Low commodity prices
Increasing sublet activity
Approximately 25 percent of newbuilds are contracted
Long Term
Recovery depends on commodity prices

21 Jackup Utilization Has Recently Declined (9) 86 88 90 92 94 96 98 100 2003 2004 2005 2006 2007 2008 2009

Significant Uncontracted Jackup Newbuilds
(10)
59
46 Uncontracted Jackup Newbuilds
0
2
4
6
8
10
12
14
16
18
Q1- 09 Q2- 09 Q3- 09 Q4- 09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
0
8
16
24
32
40
48
56
64
72
Contracted Jackups Uncontracted Jackups Jackup Running Total

23 RIG Has Significant Near Term Jackup Availability (7) 69% 31% 70% 30% 23 87% 13% 2009 2010 2011 Transocean Jackup Fleet - 65 Rigs Committed Uncommitted

Key Investment Highlights
Unique Contract Driller
World’s largest offshore drilling company
Diversified revenue sources
Substantial contract revenue backlog
Positioned to Outperform
World’s largest deepwater fleet
Positive outlook for deepwater market

Appendix
(1) Per March 2, 2009 company-issued Fleet Update Summary and January 12, 2009 Fleet Status Report. “High-Spec” and “Midwater” Floaters
classifications are as described in RIG’s January 12, 2009 Fleet Status Report.  Rig count is 136, as per the Form 10-K for the year ended
December 31, 2008, plus 10 newbuilds, less four “other” rigs (two drilling barges, a mobile production unit, and a coring drillship). Newbuilds are inclusive of rigs to be delivered subsequent to January 1, 2009. Rig count excludes the GSF Arctic II, as it is warm stacked in anticipation of sale.
(2) Excludes the submersibles Noble Joe Alford and Noble Lester Pettus.
(3) Calculated by multiplying the contracted operating dayrate by the firm contract period from February 3, 2009 forward. Reflects firm commitments represented by signed contracts.  Contract backlog excludes revenues from mobilization, demobilization, contract preparation, integrated services and customer reimbursables.  Our backlog calculation assumes that we receive the full contractual dayrate, which could be higher than the actual dayrate that we receive because of a number of factors (rig downtime, suspension of operations, etc.) including some factors beyond our control.  Additionally, not all of our contracted revenue may be realized due to customer liquidity issues or a contract that has been terminated due to contractual termination provisions.  Contract backlog figures are unaudited.
(4) Credit ratings represent the rating of client parent companies; however, our contracts may or may not be with the parent company.
(5) Free Cash Flow Backlog defined as Revenue Backlog, plus Firm Mob Revenue for contracts not started, less Operating Expense and
Overhead, less Firm Mob costs, less Firm Sustaining Capital Expense, less all future newbuild Capital Expense (including capital lease commitments), and upgrade Capital Expense.  Total Debt as of February 16, 2009.
(6) Available rig days are calculated at the maximum number of available days for a rig in the given year (for an existing rig, in this example, a calendar year is comprised of 365 rig days).  Rig days are not adjusted for utilization or downtime and are based on estimated newbuild construction completion.  Actual rig days may vary.
(7) Data as of March 2, 2009.  Available rigs are free of firm contract obligations.  Rig count excludes rigs currently offered for sale. Commitment time includes operating, mobilization / demobilization, and scheduled shipyard time as well as priced options; excludes letters of intent.
(8) Includes nine newbuild drillships and one newbuild semisubmersible from the date on which construction is expected to be complete.
(9) Data as per ODS-Petrodata as of March 10, 2009. Analysis by Transocean.  Marketed supply includes stacked, en route, acceptance testing, in port/yard and waiting on weather rigs.
(10) Newbuild and upgrade delivery schedule per various public sources as of March 13, 2009. Excludes rigs which are not competitive and are being built for use by an operator/owner.
(11) Total Midwater fleet has declined by three rigs from 2008 to 2009, net of water depth upgrades and newbuilds.